Exhibit 99.1

Under Armour, Inc.
1020 Hull Street
Baltimore, MD 21230
CONTACTS
Investors:
Tom Shaw, CFA
Under Armour, Inc.
Tel: 410.843.7676
Media:
Diane Pelkey
Under Armour, Inc.
Tel: 410.246.5927
FOR IMMEDIATE RELEASE

UNDER ARMOUR ANNOUNCES A TWO-FOR-ONE STOCK SPLIT

Baltimore, MD (March 17, 2014) - Under Armour, Inc. (NYSE: UA) today announced that its Board of Directors has approved a two-for-one stock split of its outstanding common stock. The stock split will be effected in the form of a stock dividend of one share of Class A Common Stock for each share of Class A Common Stock outstanding and one share of Class B Common Stock for each share of Class B Common Stock outstanding. The additional shares issued as a result of the stock split will be distributed on or about April 14, 2014 to stockholders of record on March 28, 2014.
Kevin Plank, Chairman and CEO of Under Armour, Inc., stated, “Our team is proud of the value we have delivered to our stockholders over the long-term, and we believe this stock split may broaden our investor base and improve the trading liquidity of our stock.” The Company’s last stock split occurred in July 2012 and this will be the Company’s second stock split since it went public in November 2005.
About Under Armour, Inc.
Under Armour (NYSE: UA), the originator of performance footwear, apparel and equipment, revolutionized how athletes across the world dress. Designed to make all athletes better, the brand's innovative products are sold worldwide to athletes at all levels. Under Armour's wholly owned subsidiary, MapMyFitness, powers one of the world's largest Connected Fitness communities. The Under Armour global headquarters is in Baltimore, Maryland. For further information, please visit the Company's website at www.uabiz.com.
Forward-Looking Statements
Some of the statements contained in this press release constitute forward-looking statements. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts, such as statements regarding our future stock split and the liquidity of our stock. In many cases, you can identify forward-looking statements by terms such as “may,” “will,” “believe” or the negative of these terms or other comparable terminology.  The forward-looking statements contained in this press release reflect our current views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause events or our actual activities or results to differ significantly from those expressed in any forward-looking statement. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future events, results, actions, levels of activity, performance or achievements. Readers are cautioned not to place undue reliance on these forward-looking statements. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements, including, but not limited to: changes in general economic or market conditions that could affect consumer spending and the financial health of our retail customers; our ability to effectively manage our growth and a more complex global business; our ability to effectively develop and launch new, innovative and updated products; our ability to accurately forecast consumer demand for our products and manage our inventory in response to changing demands; increased competition causing us to lose market share or reduce the prices of our products or to increase significantly our marketing efforts; fluctuations in the costs of our products; loss of key suppliers or manufacturers or failure of our suppliers or manufacturers to produce or deliver our products in a timely or cost-effective manner; our ability to further expand our business globally and to drive brand awareness and consumer acceptance of our products in other countries; our ability to accurately anticipate and respond to seasonal or quarterly fluctuations in our operating results; our ability to effectively market and maintain a positive brand image; our ability to comply with trade or other regulations; the availability, integration and effective operation of management information systems and other technology; our ability to effectively integrate new businesses and investments into our company; our potential exposure to litigation and other proceedings; and our ability to attract and retain the services of our senior management and key employees. The forward-looking statements contained in this press release reflect our views and assumptions only as of the date of this press release. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.